Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Sensata Technologies Holding plc (the “Company”) for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned chief executive officer, chief financial officer, and chief accounting officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHAN VON SCHUCKMANN
Stephan von Schuckmann
Chief Executive Officer
Date:	October 27, 2026

/s/ ANDREW LYNCH
Andrew Lynch
Executive Vice President and Chief Financial Officer
Date:	October 27, 2026

/s/ RICHARD SIEDEL
Richard Siedel
Senior Vice President and Chief Accounting Officer
Date:	October 27, 2026